Document And Entity Information	12 Months Ended
Dec. 31, 2011
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Document Fiscal Period Focus	FY
Document Fiscal Year Focus	2011
Entity Registrant Name	Silicon Motion Technology CORP
Entity Central Index Key	0001329394
Current Fiscal Year End Date	--12-31
Entity Filer Category	Accelerated Filer
Entity Common Stock, Shares Outstanding	124,572,544
Entity Well-known Seasoned Issuer	No
Entity Current Reporting Status	Yes
Entity Voluntary Filers	No

Consolidated Balance Sheets In Thousands, unless otherwise specified	Dec. 31, 2011 USD ($)	Dec. 31, 2011 TWD	Dec. 31, 2010 TWD
ASSETS
Cash and cash equivalents	$ 88,792	2,687,746	1,569,792
Short-term investments	2,981	90,237	41,200
Notes and accounts receivable, net	38,800	1,174,469	810,842
Inventories	30,325	917,937	698,581
Restricted assets-current	15,198	460,052	200,732
Deferred income tax assets, net	1,078	32,630	48,891
Prepaid expenses and other current assets	2,448	74,087	40,295
Total current assets	179,622	5,437,158	3,410,333
Long-term investments	178	5,399	5,399
Property and equipment, net	24,736	748,751	743,028
Deferred income tax assets, net	3,678	111,340	162,738
Goodwill	38,769	1,173,546	1,168,807
Intangible assets, net			23,088
Other assets	3,707	112,193	91,143
Total assets	250,690	7,588,387	5,604,536
LIABILITIES AND SHAREHOLDERS' EQUITY
Notes and accounts payable	21,005	635,782	330,065
Income tax payable	3,307	100,097	37,605
Current portion of long-term payable	409	12,389	31,525
Accrued expenses and other current liabilities	18,016	545,371	409,650
Total current liabilities	42,737	1,293,639	808,845
Long-term payable, net of current portion	252	7,640	5,373
Other long-term liabilities	2,852	86,312	63,886
Total liabilities	45,841	1,387,591	878,104
Commitments and Contingencies (Note 17)
Shareholders' Equity
Ordinary Shares at US$ 0.01 par value per share Authorized: 500,000 thousand shares Issued and outstanding: 117,139 thousand shares in 2010 and 124,572 thousand shares in 2011	1,310	39,647	37,191
Additional paid-in capital	168,645	5,104,881	4,775,392
Accumulated other comprehensive income (loss)	(324)	(9,797)	69,216
Retained Earnings (Accumulated deficit)	35,218	1,066,065	(155,367)
Total shareholders' equity	204,849	6,200,796	4,726,432
Total liabilities and shareholders' equity	$ 250,690	7,588,387	5,604,536

Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Consolidated Balance Sheets [Abstract]
Ordinary Shares, Par Value	$ 0.01	$ 0.01
Ordinary Shares, Authorized	500,000	500,000
Ordinary Shares, Issued	124,572	117,139
Ordinary Shares, Outstanding	124,572	117,139

Consolidated Statements Of Income In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 TWD	Dec. 31, 2010 TWD	Dec. 31, 2009 TWD	Dec. 31, 2011 American Depositary Shares [Member] USD ($)	Dec. 31, 2011 American Depositary Shares [Member] TWD	Dec. 31, 2010 American Depositary Shares [Member] TWD	Dec. 31, 2009 American Depositary Shares [Member] TWD
NET SALES	$ 218,151	6,603,424	4,177,250	2,893,230
COST OF SALES	112,846	3,415,861	2,219,634	1,702,808
GROSS PROFIT	105,305	3,187,563	1,957,616	1,190,422
OPERATING EXPENSES
Research and development	39,466	1,194,647	1,054,194	1,122,491
Sales and marketing	14,158	428,563	389,065	395,985
General and administrative	11,025	333,724	305,613	464,688
Amortization of intangible assets	763	23,088	69,244	192,391
Gain from settlement of litigation			(46,941)
Impairment of goodwill and long-lived assets				1,236,549
Total operating expenses	65,412	1,980,022	1,771,175	3,412,104
OPERATING INCOME (LOSS)	39,893	1,207,541	186,441	(2,221,682)
NON-OPERATING INCOME (EXPENSES)
Gain on sales of short-term investments	10	292	59	233
Dividend income			356
Interest income	584	17,686	11,287	22,088
Foreign exchange gain (loss), net	5,531	167,438	(358,292)	(88,949)
Impairment of long-term investments			(7,272)	(8,630)
Interest expense	(73)	(2,217)	(3,103)	(3,486)
Other income (loss), net	13	398	(3,712)	(1,988)
Total non-operating income (loss)	6,065	183,597	(360,677)	(80,732)
INCOME (LOSS) BEFORE INCOME TAX	45,958	1,391,138	(174,236)	(2,302,414)
INCOME TAX EXPENSE (BENEFIT)	5,606	169,706	(18,869)	6,784
NET INCOME (LOSS)	$ 40,352	1,221,432	(155,367)	(2,309,198)
EARNINGS (LOSS) PER ORDINARY SHARE:
Basic	$ 0.33	9.92	(1.34)	(20.86)	$ 1.31	39.69	(5.35)	(83.45)
Diluted	$ 0.31	9.44	(1.34)	(20.86)	$ 1.25	37.77	(5.35)	(83.45)
WEIGHTED AVERAGE ORDINARY SHARES OUTSTANDING
Basic (Thousands)	123,082	123,082	116,159	110,694	30,771	30,771	29,040	27,673
Diluted (Thousands)	129,370	129,370	116,159	110,694	32,343	32,343	29,040	27,673

Consolidated Statements Of Changes In Shareholders' Equity And Comprehensive Income (Loss) In Thousands	Ordinary Share [Member] USD ($)	Ordinary Share [Member] TWD	Additional Paid- In Capital [Member] USD ($)	Additional Paid- In Capital [Member] TWD	Accumulated Other Comprehensive Income (Loss) [Member] USD ($)	Accumulated Other Comprehensive Income (Loss) [Member] TWD	Retained Earnings (Accumulated Deficit) [Member] USD ($)	Retained Earnings (Accumulated Deficit) [Member] TWD	Treasury Stock [Member] TWD	Total USD ($)	Total TWD
Balance at Dec. 31, 2008		42,352		5,546,008		(166,055)		2,555,150	(1,687,865)		6,289,590
Balance, shares at Dec. 31, 2008		109,049
Net income (loss)								(2,309,198)			(2,309,198)
Deferred pension gain (loss)						(124)					(124)
Foreign currency translation adjustments						59,734					59,734
Total comprehensive income (loss)											(2,249,588)
Stock-based compensation expenses				446,463							446,463
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units		1,054		26,223							27,277
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units, shares		3,229
Treasury stock retired		(7,858)		(977,674)				(702,333)	1,687,865
Balance at Dec. 31, 2009		35,548		5,041,020		(106,445)		(456,381)			4,513,742
Balance, shares at Dec. 31, 2009		112,278
Net income (loss)								(155,367)			(155,367)
Deferred pension gain (loss)						(1,986)					(1,986)
Foreign currency translation adjustments						177,647					177,647
Total comprehensive income (loss)											20,294
Stock-based compensation expenses				191,128							191,128
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units		1,643		(375)							1,268
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units, shares		4,861
Transfer of additional paid-in capital to eliminate accumulated deficit from prior years				(456,381)				456,381
Balance at Dec. 31, 2010	1,229	37,191	157,760	4,775,392	2,287	69,216	(5,134)	(155,367)		156,142	4,726,432
Balance, shares at Dec. 31, 2010	117,139
Net income (loss)							40,352	1,221,432		40,352	1,221,432
Deferred pension gain (loss)					76	2,305				76	2,305
Foreign currency translation adjustments					(2,687)	(81,318)				(2,687)	(81,318)
Total comprehensive income (loss)										37,741	1,142,419
Stock-based compensation expenses			8,623	261,031						8,623	261,031
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units	81	2,456	2,262	68,458						2,343	70,914
Issuance of ordinary shares upon exercise of employee stock options and restricted stock units, shares	7,433
Balance at Dec. 31, 2011	$ 1,310	39,647	$ 168,645	5,104,881	$ (324)	(9,797)	$ 35,218	1,066,065		$ 204,849	6,200,796
Balance, shares at Dec. 31, 2011	124,572

Consolidated Statements Of Cash Flows In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011 USD ($)	Dec. 31, 2011 TWD	Dec. 31, 2010 TWD	Dec. 31, 2009 TWD
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$ 40,352	1,221,432	(155,367)	(2,309,198)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	5,420	164,058	150,672	163,129
Amortization of intangible assets	763	23,088	69,244	192,391
Impairment of goodwill and long-lived assets				1,236,549
Gain on sales of short-term investments	(10)	(292)	(59)	(233)
Impairment of long-term investments			7,272	8,630
Stock-based compensation	8,623	261,031	191,128	446,463
Loss on disposal of property and equipment	(1)	(18)	533	12,937
Deferred income taxes	2,235	67,661	(4,990)	51,878
Deferred rent	(1)	(44)	44	(79)
Changes in operating assets and liabilities:
Short-term investments	(1,610)	(48,745)	(19,988)	91,585
Notes and accounts receivable	(12,013)	(363,626)	(300,832)	494,729
Inventories	(7,247)	(219,356)	(240,845)	180,830
Prepaid expenses and other current assets	(1,116)	(33,795)	57,456	(23,246)
Other assets	(587)	(17,781)	(12,180)	(7,429)
Notes and accounts payable	10,100	305,718	5,415	(54,292)
Accrued expenses and other current liabilities	4,484	135,719	3,185	(4,160)
Income tax payable	2,064	62,492	(1,050)	(173,858)
Other liabilities	157	4,797	(28,221)	17,301
Net cash provided by (used in) operating activities	51,613	1,562,339	(278,583)	323,927
CASH FLOWS FROM INVESTING ACTIVITIES
Return of capital from long-term investments			3,017	25,849
Business acquisition-net of cash and cash equivalents acquired	(700)	(21,189)
Purchase of property and equipment	(4,768)	(144,316)	(137,087)	(99,480)
Changes in restricted assets	(8,674)	(262,578)	(155,124)	28,325
Proceeds from disposal of property and equipment				7
Net cash used in investing activities	(14,142)	(428,083)	(289,194)	(45,299)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of ordinary shares upon exercise of employee stock options	2,228	67,456
Proceed from government grants				25,967
Proceeds from long-term debt and payable				150
Repayment of long-term debt and payable				(7,646)
Net cash provided by financing activities	2,228	67,456		18,471
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	39,699	1,201,712	(567,777)	297,099
EFFECT OF EXCHANGE RATE CHANGES ON CASH AND CASH EQUIVALENTS	(2,767)	(83,758)	185,985	67,544
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	51,860	1,569,792	1,951,584	1,586,941
CASH AND CASH EQUIVALENTS, END OF YEAR	88,792	2,687,746	1,569,792	1,951,584
SUPPLEMENTAL INFORMATION
Exercise of stock option in lieu of offsetting accrued bonuses			4,298	29,507
Interest paid		13	20	535
Income taxes paid	$ 964	29,189	12,999	129,296

Organization And Operations	12 Months Ended
Dec. 31, 2011
Organization And Operations [Abstract]
Organization And Operations

1. ORGANIZATION AND OPERATIONS

Silicon Motion Technology Corporation ("SMTC", collectively with its subsidiaries the "Company") is a holding company incorporated in the Cayman Islands on January 27, 2005. Significant parts of the Company's operations are conducted through Silicon Motion, Inc. ("SMI Taiwan"), a wholly-owned subsidiary of SMTC, located in Taiwan and FCI, Inc. ("FCI"), a wholly-owned subsidiary of SMTC, located in Korea. The Company is a fabless semiconductor company that designs, develops and markets, high-performance, low-power semiconductor solutions for the multimedia consumer electronics market. The Company has three major product lines: mobile storage, mobile communications, and multimedia SoC. The mobile storage business is composed of microcontrollers used in NAND flash memory storage products such as flash memory cards, USB flash drives, SSDs, and embedded flash applications. The mobile communications business is composed of mobile TV IC solutions, and handset transceivers. The multimedia SoC business is composed primarily of embedded graphics processors.

The Company acquired SMI Taiwan in April 2005. Originally SMI Taiwan was known as Feiya Technology Corporation ("Feiya"), a Taiwan corporation which was incorporated in April 1997 but had changed its name to SMI Taiwan after acquiring in August 2002 Silicon Motion, Inc., a California corporation ("SMI USA"), which was incorporated in November 1995. Feiya was originally a flash memory products company and SMI USA a graphics processor company. In April 2007, the Company acquired FCI, a leading designer of RF ICs for mobile TV and wireless communications based in South Korea. The Company established SMI BV in the Netherlands in 2011 with the purpose of expanding its business activities in Europe, as well as providing supervisory, financing, legal support, accounting services and shareholding for the Company's businesses in other parts of the world.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). The consolidated financial statements include the accounts of SMTC and its wholly-owned subsidiaries. The Company owns 100% of the outstanding shares in all of its subsidiaries, except for FCI which the Company owns over 99.9%. All significant intercompany balances and transactions have been eliminated upon consolidation.

Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. The actual results could differ from those estimates.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to a concentration of credit risk consist of cash, cash equivalents, investment in debt securities and accounts receivable. Cash is deposited with high credit-quality financial institutions. For accounts receivable, the Company performs ongoing credit evaluations of its customers' financial condition and the Company maintains an allowance for doubtful accounts receivable based upon a review of the expected collectibility of individual accounts.

The Company sells semiconductor solutions to leading module makers, OEMs and ODMs worldwide. The Company provides high performance flash memory storage controllers to companies such as Micron, Samsung, Sony, Transcend, and Netcom. The Company is a leading supplier of controllers used in flash memory, cards, and USB flash drivers. The multimedia SoCs are used for thin clients, office and factory automation, industrial PCs, and other applications by companies such as Advantech, Siemens, ThinNetworks, and Toshiba-TEC. The Company provides the innovative mobile communications ICs to LG, Pantech, Samsung, and other companies. The Company had one customer in 2009 and 2011, and two customers in 2010 that accounted for 10% or more of our sales. The Company's top ten customers in 2009, 2010 and 2011 accounted for approximately 54%, 56% and 64% of net sales.

Fair Value of Financial Instruments

The carrying amount of the Company's financial instruments, including cash and cash equivalents, notes and accounts receivable and notes and accounts payables approximates fair value due to the short-term maturity of the instruments. Fair values of short-term investments represent quoted market prices, if available. If no quoted market prices are available, fair values are estimated based on discounted cash flow, or other valuation techniques. Long-term investments are privately-held companies where there is no readily determinable market value and are recorded using the cost method, since the cost of obtaining verifiable fair value is unreasonably high. The Company periodically evaluates these investments for impairment. If it is determined that an other-than-temporary decline has occurred in the carrying value, an impairment loss is recorded for that period. The Company's long-term liabilities approximate their fair values as they contain interest rates that vary according to market interest rates.

Fair value is the price that would be received upon sale of an asset or paid upon transfer of a liability in an orderly transaction between market participants at the measurement date and in the principal or most advantageous market for that assets or liability. The fair value should be calculated based on assumptions that market participants would use in pricing the asset or liability, not on assumptions specific to the Company. A three-tier fair value hierarchy is established as a basis for considering such assumptions and for inputs used in the valuation methodologies in measuring fair value. The hierarchy prioritizes the inputs into three levels based on the extent to which inputs used in measuring fair value are observable in the market. Each fair value measurement is reported in one of the three levels which is determined by the lowest level input that is significant to the fair value measurement in its entirety. These levels are:

Level 1 — Use unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — Use observable inputs other than Level 1 prices such as quoted prices for identical or similar instruments in markets that are not active, quoted prices for similar instruments in active markets, and model-based valuation in which all significant inputs are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3 — Use inputs that are generally unobservable and reflect the use of significant management judgments and estimates.

See Note 19, "Fair Value Measurement", for the related disclosure.

Cash Equivalents

The Company considers all highly liquid investments with maturities within three months from the date of purchase to be cash equivalents.

Short-term Investments

The Company invests its excess cash in bond funds and uses the average cost method when determining their cost basis. Marketable securities that are bought and held principally for the purpose of selling them in the near term are classified as trading securities and are initially recognized at fair value, with subsequent changes in fair value recorded in earnings as unrealized gains and losses.

Allowance for Doubtful Receivables

An allowance for doubtful receivables is provided based on a review of the collectability of accounts receivables. The Company determines the amount of allowance for doubtful receivables by examining the historical collection experience and current trends in the credit quality of its customers as well as its internal credit policies.

Inventories

Inventories are stated at the lower of cost or market value. Inventories are recorded at standard cost and adjusted to the approximate weighted-average cost at the balance sheet date. Market value represents the current replacement cost for raw materials, work in process and finished goods. The Company assesses its inventory for estimated obsolescence or unmarketable inventory based upon management's assumptions about future demand and market conditions. In estimating reserves for obsolescence, the Company primarily evaluates estimates based on the timing of the introduction of new products and the quantities remaining of old products and provides reserves for inventory on hand in excess of the estimated demand. Estimated losses on slow-moving items are recognized and included in the allowance for losses.

Long-term Investments

The Company has long-term investments in companies that it does not exercise significant influence and accounts for these investments under the cost method. Management regularly evaluates financial information related to these investments to determine whether an other than temporary decline in their value exists. Factors indicative of an other than temporary decline include recurring operating losses, credit defaults and subsequent rounds of financings at an amount below the cost basis of the investment. Management periodically weighs all quantitative and qualitative factors in determining if any impairment loss exists. When a decline in value is deemed to be other-than-temporary, the Company recognizes an impairment loss in other income and expense.

Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Significant additions, renewals and betterments are capitalized, while maintenance and repairs are expensed as incurred.

Depreciation is computed using the straight-line method over estimated useful lives that range as follows: buildings — 25 to 50 years; machinery and equipment — 3 to 6 years; furniture and fixtures — 3 to 8 years; software — 1 to 5 years; leasehold and buildings improvement — the shorter of the estimated useful life or lease term, which is generally 2 to 6 years. Depreciation expense recognized for the years ended December 31, 2009, 2010 and 2011 was approximately NT$163,129 thousand, NT$150,672 thousand and NT$164,058 thousand (US$5,420 thousand), respectively.

Upon the sale or other disposal of property and equipment, the related cost and accumulated depreciation are removed from the accounts, and any gain or loss is credited or charged to operating income.

Government Grants

Grants received by the Company from the Korean government to assist with specific research and development activities are deducted from those research and development costs incurred, in the period in which the related expenses are incurred, to the extent that they are non-refundable. Government grants that were used for the acquisition of fixed assets are deducted from the acquisition costs of the acquired assets and amortized over the useful lives of the related assets. The Company recognizes refundable government grants as long-term payable and current portion of long-term payable on its consolidated balance sheet.

Goodwill and Intangible Assets

Goodwill is the excess of the purchase price paid over the fair value of the net tangible and intangible assets acquired in a business combination. Intangible assets, which consist primarily of core technology and customer relationship, are amortized over their estimated useful lives, of 4 years at the time of acquisition.

Impairment of Goodwill and Long-Lived Assets

The Company evaluates the recoverability of long-lived assets whenever events or changes in circumstances indicate the carrying value may not be recoverable. The determination of recoverability is based on an estimate of undiscounted cash flows expected to result from the use of an asset and its eventual disposition. The estimate of cash flows is based upon, among other things, certain assumptions about expected future operating performance, growth rates and other factors. Estimates of undiscounted cash flows may differ from actual cash flows due to, among other things, technological changes, economic conditions, changes to the business model or changes in operating performance. If the sum of the undiscounted cash flows is less than the carrying value, an impairment loss is recognized, measured as the amount by which the carrying value exceeds the fair value of the asset. Fair value is determined by reference to quoted market prices, if available, or discounted cash flows, as appropriate. See Note 11, "Goodwill and Acquired Intangible Assets," regarding impairment testing in fiscal year 2010 and 2011.

The Company monitors the recoverability of goodwill recorded in connection with acquisitions, by reporting unit, annually, or sooner if events or changes in circumstances indicate that the carrying amount may not be recoverable. The Company conducts its annual impairment test of goodwill on November 30. Reporting units may be operating segments as a whole or an operation one level below an operating segment, referred to as a component. Goodwill impairment is tested using a two-step approach. The first step compares the fair value of a reporting unit to its carrying amount, including goodwill. If the fair value of the reporting unit is greater than its carrying amount, goodwill is not considered impaired and the second step is not required. If the fair value of the reporting unit is less than its carrying amount, the second step of the impairment test measures the amount of the impairment loss, if any, by comparing the implied fair value of goodwill to its carrying amount. If the carrying amount of goodwill exceeds its implied fair value, an impairment loss is recognized equal to that excess. The implied fair value of goodwill is calculated in the same manner that goodwill is calculated in a business combination, whereby the fair value of the reporting unit is allocated to all of the assets and liabilities of that unit, with the excess purchases price over the amounts assigned to assets and liabilities. Estimating fair value is performed by utilizing various valuation approaches, such as income approach or market approach. The total of all reporting unit fair values was also compared to the Company's market capitalization plus control premium for reasonableness. See Note 11, "Goodwill and Acquired Intangible Assets," regarding impairment testing in fiscal year 2010 and 2011.

Other Assets

Other assets primarily consist of intellectual property and deposits for office leases.

Restricted Assets

Restricted assets consist of deposits required for litigation and restricted cash. Restricted cash represents cash set aside as collateral for obtaining capacity and borrowings as well as cash received from government grants with restriction on its usage.

Pension Costs

For employees under defined contribution pension plans, pension costs are recorded based on the actual contributions made to employees' individual pension accounts. For employees under defined benefit pension plans, pension costs are recorded based on actuarial calculations.

Revenue Recognition

Revenue from product sales is generally recognized upon shipment to the customer provided that the Company has received a signed purchase order, the price is fixed or determinable, transfer of title has occurred in accordance with the shipping terms specified in the arrangement with the customer, collectibility from the customer is considered reasonably assured, product returns are reasonably estimable and there are no remaining significant obligations or customer acceptance requirements. Revenue on development service orders is generally recognized upon completion and customer acceptance of contractually agreed milestones.

The Company grants certain distributors limited rights of return and price protection rights on unsold products. The return rights are generally limited to five percent of the monetary value of products purchased within the preceding six months, provided that the distributor places a corresponding restocking order of equal or greater value. An allowance for sales returns for distributors and all customers is recorded at the time of sale based on historical returns information available, management's judgment and any known factors at the time the financial statements are prepared that would significantly affect the allowance. Price protection rights are based on the inventory products the distributors have on hand at the date the price protection is offered. A reserve for price adjustments is recorded based on the estimated products on hand at the distributors and historical experience. The Company incurred actual price adjustments to distributors of NT$381 thousand, NT$1,490 thousand and NT$5 thousand (US$0.2 thousand) in 2009, 2010 and 2011.

The Company provides a warranty period of one year for manufacturing defects of its products. Warranty returns have been infrequent and relate to defective or off-specification parts. The Company estimates a reserve for warranty based on historical experience and records this amount to cost of sales. For the years ended December 31, 2009, 2010 and 2011, the Company did not experience significant costs associated with warranty returns.

Research and Development

Research and development costs consist of expenditures incurred during the course of planned research and investigation aimed at the discovery of new knowledge that will be useful in developing new products or at significantly enhancing existing products as well as expenditures incurred for the design and testing of product alternatives. All expenditures related to research and development activities of the Company are charged to operating expenses when incurred. Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved.

Income Taxes

The provision for income tax represents income tax paid and payable for the current year plus the changes in the deferred income tax assets and liabilities during the years. Deferred income tax assets are recognized for net operating loss carryforwards, research and development credits, and temporary differences. The Company believes that uncertainty exists regarding the realizability of certain deferred income tax assets and, accordingly, has established a valuation allowance for those deferred income tax assets to the extent the realizability is not deemed to be more likely than not. Deferred income tax assets and liabilities are measured using enacted tax rates.

The Company utilizes a two step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained in a dispute with taxing authorities, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement.

Under Taiwan tax regulations, the current year's earnings, on an after tax basis, that are not distributed in the following year are subject to a 10% additional income tax. This 10% additional income tax is recognized in the period during which the related earnings are generated.

The Taiwan government enacted the Alternative Minimum Tax Act ("the AMT Act"), which became effective on January 1, 2006. The alternative minimum tax ("AMT") imposed under the AMT Act is a supplemental tax levied at a rate of 10% which is payable if the income tax payable determined pursuant to the Income Tax Law is below the minimum amount prescribed under the AMT Act. The taxable income for calculating the AMT includes most of the income that is exempted from income tax under various laws and statutes. The Company has considered the impact of the AMT Act in the determination of its tax liabilities.

Foreign Currency Transactions

Foreign currency transactions are recorded at the rates of exchange in effect when the transaction occurs. Gains or losses, resulting from the application of different foreign exchange rates when cash in foreign currency is converted into the entities' functional currency, or when foreign currency receivables and payables are settled, are credited or charged to income in the period of conversion or settlement. At the balance sheet date, assets and liabilities denominated in foreign currencies are remeasured based on prevailing exchange rates and any resulting gains or losses are credited or charged to income.

Functional Currency and Translation of Foreign Currency Financial Statements

The reporting currency of the Company is the New Taiwan dollars. The functional currency of each one of the Company's subsidiaries is the local currency of the respective entity. Accordingly, the financial statements of the foreign subsidiaries are translated into New Taiwan dollars at the following exchange rates: assets and liabilities — current rate on the balance sheet date; shareholders' equity — historical rates; income and expenses — average rate during the period. The resulting translation adjustment is recorded as a separate component of shareholders' equity in accumulated other comprehensive income.

On January 1, 2012, the Company changed the functional currency of SMI Taiwan, its largest operating subsidiary, from the New Taiwan dollars to the U.S. dollar based on an evaluation of economic facts and circumstances and functional currency analysis prescribed in ASC 830. As a result of SMI Taiwan's functional currency change, the Company changed its reporting currency from the New Taiwan dollar to the U.S. dollar.

In 2005, at the time of the Company's IPO, the Company determined that SMI Taiwan's functional currency was the New Taiwan Dollars and this determination was used consistently until the Company believed significant and permanent changes in economic facts and circumstances warrant a change in functional currency. Since the business profile and activities of SMI Taiwan had changed significantly and permanently, the Company re-evaluated the functional currency of SMI Taiwan based on recent economic facts and circumstances, including analysis prescribed in ASC 830, and determined that the US Dollar had become the functional currency of SMI Taiwan.

Comprehensive Income (Loss)

Comprehensive income and loss represents net income (loss) plus the results of certain changes in shareholders' equity during a period from non-owner sources that are not reflected in the consolidated statements of income. The following table presents the components of accumulated other comprehensive income (loss) as of December 31, 2009, 2010 and 2011:

	Year Ended December 31, 2009			Year Ended December 31, 2010
	NT$			NT$
	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)
Beginning balance	(168,272)	2,217	(166,055)	(108,538)	2,093	(106,445)
Current-period change	59,734	(124)	59,610	177,647	(1,986)	175,661

Ending balance	(108,538)	2,093	(106,445)	69,109	107	69,216

	Year Ended December 31, 2011
	NT$			US$ (Note 3)
	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)	Foreign currency items	Defined benefit pension plans	Accumulated other comprehensive income (loss)
Beginning balance	69,109	107	69,216	2,283	4	2,287
Current-period change	(81,318)	2,305	(79,013)	(2,687)	76	(2,611)

Ending balance	(12,209)	2,412	(9,797)	(404)	80	(324)

Legal Contingencies

The Company is currently involved in various claims and legal proceedings. Periodically, the Company reviews the status of each significant matter and assesses the potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be estimated, the Company accrues a liability for the estimated loss. Because of uncertainties related to these matters, accruals are based only on the best information available at the time. As additional information becomes available, the Company reassesses the potential liability related to the pending claims and litigation and revises these estimates as appropriate. Such revisions in the estimates of the potential liabilities could have a material impact on the results of operations and financial position.

Earnings (Loss) Per Share

Basic earnings (loss) per share are computed by dividing net earnings (loss) attributable to ordinary shareholders by the weighted average number of ordinary shares outstanding during the period. Diluted earnings per share reflect the potential dilution that could occur if stock options and other dilutive securities were exercised. Dilutive securities are excluded from the computation of the diluted income per share in periods when their effect is anti-dilutive. The Company's dilutive securities consist of employee stock options and restricted stock units. The effect of dilutive securities including employee stock options and restricted stock units was 6,288 thousand shares (1,572 thousand ADSs) for the year ended December 31, 2011. The antidilutive employee stock options and restricted stock units excluded were 3,044 thousand shares and 4,637 thousand shares for the years ended December 31, 2009 and December 31, 2010, respectively.

Stock-Based Compensation

The Company accounts for stock-based compensation in accordance with ASC 718 Compensation — Stock Compensation. The Company uses the Black-Scholes valuation model for the valuation of stock options and recognizes compensation expense on a straight-line basis over the requisite service period of the award. The value of our restricted stock units is based on the closing price of our shares on the date of grant and expensed over the vesting period.

Treasury Stock

Treasury stock is stated at cost and shown as a reduction to shareholders' equity.

The Company retires ordinary shares repurchased under a share repurchase plan. Accordingly, upon retirement the excess of the purchase price over par value is allocated between additional paid-in capital and retained earnings based on the average issuance price of the shares repurchased. A repurchase of ADSs is recorded as treasury stock until the Company completes the withdrawal of the underlying ordinary shares from the ADS program.

Recent Accounting Pronouncements

In September 2009, the FASB issued an accounting standard update which provides guidance on how to separate consideration in multiple-deliverable arrangements and significantly expands disclosure requirements. The standard establishes a hierarchy for determining the selling price of a deliverable, eliminates the residual method of allocation and requires that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method. The update is effective for annual reporting periods beginning on or after June 15, 2010. This guidance is effective for the Company for the year ending December 31, 2011. The adoption of the guidance did not have a material effect on the Company's results of operations, financial position and cash flows.

In September 2009, the FASB issued an accounting standard update on arrangements that include software elements. Tangible products that have software components that are essential to the functionality of the tangible product will no longer be within the scope of the software revenue recognition guidance, and software-enabled products will now be subject to other relevant revenue recognition guidance. The update is effective for annual reporting periods beginning on or after June 15, 2010. This guidance is effective for the Company for the year ending December 31, 2011. The adoption of the guidance did not have a material effect on the Company's results of operations, financial position and cash flows.

In January 2010, the FASB issued an accounting update that amended guidance and clarified the disclosure requirements about fair market value measurement. These amended standards require new disclosures for significant transfers of assets or liabilities between Level 1 and Level 2 in the fair value hierarchy; separate disclosures for purchases, sales, issuance and settlements of Level 3 fair value items on a gross, rather than net basis; and more robust disclosure of the valuation techniques and inputs used to measure Level 2 and Level 3 assets and liabilities. Except for the detailed disclosures of changes in Level 3 items, which are effective for the Company as of January 1, 2011, the remaining new disclosure requirements were effective for the Company as of January 1, 2010. The Company has included these new disclosures, as applicable, in Note 19, "Fair Value Measurement".

In April 2010, the FASB issued an accounting update that provides guidance on defining a milestone and determining when it may be appropriate to apply the milestone method of revenue recognition for certain research and development transactions. Under this new standard, a company can recognize as revenue consideration that is contingent upon achievement of a milestone in the period in which it is achieved, only if the milestone meets all criteria to be considered substantive. This standard is effective for the Company on a prospective basis as of January 1, 2011. The adoption of the guidance did not have a material effect on the Company's results of operations, financial position and cash flows.

In April 2010, the FASB issued an accounting update to clarify that a share-based payment award with an exercise price denominated in the currency of a market in which a substantial portion of the entity's equity securities trades must not be considered to contain a market, performance, or service condition. Therefore, an entity should not classify such an award as a liability if it otherwise qualifies for classification in equity. This guidance is effective for annual periods beginning on or after December 15, 2010, and will be applied prospectively. Affected entities will be required to record a cumulative catch-up adjustment to the opening balance of retained earnings for all awards outstanding as of the beginning of the annual period in which the guidance is adopted. Earlier application is permitted. This guidance is effective for the Company for the year ending December 31, 2011. The adoption of the guidance did not have a material effect on the Company's results of operations, financial position and cash flows.

In December 2010, the FASB issued an accounting update to require that supplemental pro forma information disclosures pertaining to acquisitions should be presented as if the business combination(s) occurred as of the beginning of the prior annual period when comparative financial statements are presented. This guidance also expands the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. This guidance is effective for business combinations consummated in periods beginning after December 15, 2010. Early adoption is permitted. This guidance is effective for the Company for the year ending December 31, 2011. The Company has included these new disclosures, as applicable, in Note 4, "Business Acquisition".

In December 2010, the FASB issued an accounting update to modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. For public entities, this guidance is effective for impairment tests performed during entities' fiscal years that begin after December 15, 2010. Early application will not be permitted. This guidance is effective for the Company for the year ending December 31, 2011. The adoption of the guidance did not have a material effect on the Company's results of operations, financial position and cash flows.

In May 2011, the FASB issued an accounting update to amend the fair value measurement guidance and include some enhanced disclosure requirements. The most significant change in disclosures is an expansion of the information required for Level 3 measurements based on unobservable inputs. The standard is effective for fiscal years beginning after December 15, 2011. Early adoption is not permitted. The Company does not expect the adoption will have a material impact on the Company's results of operations, financial position or cash flows.

In June and December 2011, the FASB issued accounting updates to eliminate the current option to report other comprehensive income and its components in the statement of stockholders' equity. Instead, an entity will be required to present items of net income and other comprehensive income in one continuous statement or in two separate, but consecutive, statements. The new requirements do not change which components of comprehensive income are recognized in net income or other comprehensive income, or when an item of other comprehensive income must be reclassified to net income. This guidance must be applied retroactively and is effective for fiscal years beginning after December 15, 2011. Earlier application is permitted. The Company is currently evaluating which presentation option it will elect, but the adoption of these provisions will have no effect on its results of operations, financial position or cash flows.

In September 2011, the FASB issued an accounting update, which is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities an option to perform a "qualitative" assessment to determine whether further impairment testing is necessary. Specifically, an entity has the option to first assess qualitative factors to determine whether it is necessary to perform the current two-step test. If an entity believes, as a result of its qualitative assessment, that it is more-likely-than-not that the fair value of a reporting unit is less than its carrying amount, the quantitative impairment test is required. Otherwise, no further testing is required. This standard is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. Earlier adoption is permitted. The adoption of this guidance is not expected to have a material impact on the Company's results of operations, financial position or cash flows.

In December 2011, the FASB issued an accounting update, which creates new disclosure requirements regarding the nature of an entity's rights of setoff and related arrangements associated with its financial instruments and derivative instruments. Certain disclosures of the amounts of certain instruments subject to enforceable master netting arrangements or similar agreements would be required, irrespective of whether the entity has elected to offset those instruments in the statement of financial position. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 with retrospective application required. Since this standard impacts disclosure requirements only, its adoption is not expected to have a material impact on the Company's results of operations, financial condition or cash flows.

US Dollar Amounts	12 Months Ended
Dec. 31, 2011
US Dollar Amounts [Abstract]
US Dollar Amounts

3. US DOLLAR AMOUNTS

The Company used New Taiwan dollars as the reporting currency. For convenience only, U.S. dollar amounts presented in the accompanying financial statements have been translated from New Taiwan dollars at the exchange rate set forth in the statistical release of the Federal Reserve Board, which was NT$30.27 to US$1 on December 30, 2011. The convenience translations should not be construed as representations that the New Taiwan dollar amounts have been, could have been or could in the future be, converted into U.S. dollars at this or any other exchange rate.

Business Acquisition	12 Months Ended
Dec. 31, 2011
Business Acquisition [Abstract]
Business Acquisition

4. BUSINESS ACQUISITION

On October 25, 2011, FCI acquired the majority of the operating assets and employees of BTL System, Inc. ("BTL"), a Korea mobile TV-related software and module company. The aggregate purchase price was NT$21,189 thousands (US$700 thousand) in cash. Goodwill arising from the acquisition was NT$4,843 thousands (US$160 thousand).

The following table summarizes the estimated fair values of the assets acquired assumed at the date of acquisition based on third-party asset valuations:

	NT$	US$
Property and equipment	1,816	60
Software	14,530	480
Goodwill	4,843	160

Total assets acquired	21,189	700

Of the total assets acquired, NT$14,530 thousand (US$480 thousand) of software have a weighted-average useful life of approximately 4 years.

The Company is not materially impacted by the acquisition of BTL and therefore has not presented pro forma results of operations. The operating results of BTL have been included in the Company's operations beginning October 25, 2011. The amounts of net sales and net loss of BTL since the acquisition date was nil and NT$4,074 thousand (US$135 thousand) for the year ended December 31, 2011.

Cash	12 Months Ended
Dec. 31, 2011
Cash [Abstract]
Cash	5. CASH

	December 31
	2010	2011
	NT$	NT$	US$
			(Note 3)

Cash and deposits in bank	1,005,524	894,545	29,552

Time deposits	564,268	1,793,201	59,240

	1,569,792	2,687,746	88,792

Short-Term Investments	12 Months Ended
Dec. 31, 2011
Short-Term Investments [Abstract]
Short-Term Investments

6. SHORT-TERM INVESTMENTS

The Company classified certain short-term investments as trading securities in 2009, 2010 and 2011. Realized gains on sales of these short-term investments were NT$233 thousand, NT$59 thousand and NT$292 thousand (US$10 thousand) for the years ended December 31, 2009, 2010 and 2011, respectively.

Notes And Accounts Receivable	12 Months Ended
Dec. 31, 2011
Notes And Accounts Receivable [Abstract]
Notes And Accounts Receivable

7. NOTES AND ACCOUNTS RECEIVABLE

	December 31
	2010	2011
	NT$	NT$	US$
			(Note 3)

Notes receivable	58,598	35,600	1,176

Trade accounts receivable	903,009	1,301,097	42,983

	961,607	1,336,697	44,159

Allowance for doubtful accounts	(90,830)	(80,190)	(2,649)

Allowance for sales returns and discounts	(59,935)	(82,038)	(2,710)

	810,842	1,174,469	38,800

The changes in the allowances are summarized as follows:

	0000000	0000000	0000000	0000000
	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$
				(Note 3)

Allowances for doubtful accounts

Balance, beginning of year	180,045	97,784	90,830	3,001

Additions (reversals) charged to expense	35,336	(1,518)	(10,617)	(351)

Write-offs	(117,597)	(5,436)	(23)	(1)

Balance, end of year	97,784	90,830	80,190	2,649

	0000000	0000000	0000000	0000000
	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$
				(Note 3)

Allowances for sales returns and discounts

Balance, beginning of year	35,793	57,986	59,935	1,980

Additions	114,962	80,727	120,014	3,965

Write-offs	(92,769)	(78,778)	(97,911)	(3,235)

Balance, end of year	57,986	59,935	82,038	2,710

Inventories	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

8. INVENTORIES

The components of inventories are as follows:

	December 31
	2010	2011
	NT$	NT$	US$
			(Note 3)
Finished goods	197,913	109,504	3,618
Work in process	365,628	483,483	15,972
Raw materials	135,040	324,950	10,735

	698,581	917,937	30,325

The Company wrote down NT$214,404 thousand, NT$44,180 thousand and NT$140,623 thousand (US$4,646 thousand) in 2009, 2010 and 2011, respectively, for estimated obsolete or unmarketable inventory.

Long-Term Investments	12 Months Ended
Dec. 31, 2011
Long-Term Investments [Abstract]
Long-Term Investments

9. LONG-TERM INVESTMENTS

As of December 31, 2010 and 2011, the Company held equity investments in several privately-held companies with the carrying value as follows:

	Percentage of	December 31
	Ownership	2010	2011
		NT$	NT$	US$
				(Note 3)
Cost method:
Cashido Corp. (Cashido)	2.1%	3,142	3,142	104
Vastview Technology, Corp. (Vastview)	3.9%	2,257	2,257	74
Spright Co., Ltd. (Spright)	—	—	—	—

		5,399	5,399	178

In July 2001, the Company invested in the common stock of Cashido. At the time of our investment, Cashido manufactured flash memory storage devices. Cashido currently focuses on the manufacture of computer accessories and ozone based sterilization devices.

In December 2005, the Company invested in the common stock of Spright. Spright, formally known as Flash Media Corp., was established to market, distribute, and manufacture flash memory storage devices. In May 2010, the Company recognized an impairment loss of NT$4,100 thousand relating to the liquidation of Spright. Spright distributed cash in the amount of NT$3,017 thousand as a return of capital to the Company in 2010.

In December 2006 and February 2007, the Company invested NT$108,949 thousand in the common stock of Vastview. Vastview is a fabless semiconductor company that develops and markets driver ICs and other ICs for the TFT-LCD industry. In September 2009, Vastview reduced 70% of its share capital and distributed NT$25,849 thousand to the Company. In March and December 2010, the Company recognized an impairment loss of NT$2,301 thousand and NT$871 thousand, respectively, in its investment in Vastview.

The Company accounts for these investments using the cost method. These investments are evaluated for impairment on an annual basis or as circumstances warrant. For the years ended December 31, 2009 and 2010, we determined that our investments in Spright and Vastview were impaired because a combination of recurring losses and reduced forecasts at Spright and Vastview indicated that the Company's investments were not recoverable within a reasonable period of time. Accordingly, the Company believed that the impairments were other than temporary and recorded an impairment charge of NT$8,630 thousand, NT$7,272 thousand and nil for the years ended December 31, 2009, 2010 and 2011, respectively.

Properties And Equipment	12 Months Ended
Dec. 31, 2011
Properties And Equipment [Abstract]
Properties And Equipment

10. PROPERTIES AND EQUIPMENT

	December 31
	2010	2011
	NT$	NT$	US$
			(Note 3)
Cost:
Land	134,118	134,118	4,431
Buildings	394,881	404,659	13,368
Machinery and equipment	211,364	272,277	8,995
Furniture and fixtures	97,670	104,473	3,451
Leasehold and buildings improvement	83,711	91,926	3,037
Software	475,591	557,510	18,418

Total	1,397,335	1,564,963	51,700

Accumulated depreciation:
Buildings	29,208	37,980	1,255
Machinery and equipment	152,692	191,687	6,332
Furniture and fixtures	72,474	81,566	2,694
Leasehold and buildings improvement	54,268	67,144	2,218
Software	345,665	440,176	14,542

	654,307	818,553	27,041
Prepayment and construction in progress	—	2,341	77

	743,028	748,751	24,736

In April 2006, the Company leased its land and buildings located in Taipei, Taiwan, to a third party under a three-year operating lease. Net carrying value of the leased land and building as of December 31, 2011 was NT$18,259 thousand (US$603 thousand) and NT$6,558 thousand (US$217 thousand), respectively. The lessee renewed the three year operating lease with the Company in March 2012. Annual rental income from the lease is about NT$1,322 thousand each year.

Goodwill And Acquired Intangible Assets	12 Months Ended
Dec. 31, 2011
Goodwill And Acquired Intangible Assets [Abstract]
Goodwill And Acquired Intangible Assets

11. GOODWILL AND ACQUIRED INTANGIBLE ASSETS

Intangible assets: The intangible assets acquired from the Company's acquisition of FCI and Centronix in 2007 are as follows:

	December 31
	2010				2011
	NT$				NT$				US$ (Note 3)
	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount	Cost	Accumu- lated Impair- ment	Accumu- lated Amortiza- tion	Net Carrying Amount
Core technology	507,560	(171,139)	(336,421)	—	507,560	(171,139)	(336,421)	—	16,768	(5,654)	(11,114)	—
Customer relationship	277,056	—	(253,968)	23,088	277,056	—	(277,056)	—	9,153	—	(9,153)	—
Order backlog	41,367	—	(41,367)	—	41,367	—	(41,367)	—	1,366	—	(1,366)	—

Total	825,983	(171,139)	(631,756)	23,088	825,983	(171,139)	(654,844)	—	27,287	(5,654)	(21,633)	—

Our fiscal 2009 impairment test included an evaluation of long-lived assets used in our mobile communication reporting unit. These assets included customer relationships, core technology and property, plant and equipment. These assets were acquired in 2007. The carrying value of the assets was compared to the fair value and impairment was recorded if the carrying value exceeded fair value. The fair values of core technology and customer relationship were determined using the discounted cash flows method. The fair value of property and equipment and other assets primarily represented replacement costs adjusted to reflect the impact of physical deterioration as well as applicable functional or economic obsolescence. The impairment charge related to long-lived assets totaled NT$217,189 thousand and is comprised of core technology NT$171,139 thousand, property and equipment NT$27,943 thousand and other assets NT$18,107 thousand. The impairment charge was mainly attributable to the weaker than expected financial performance due to the economic recession in Korea, technology transitions and the push out of growth opportunities. No impairment losses were recognized in 2010 and 2011.

Amortization expense of acquisition-related intangible assets was NT$192,391 thousand, NT$69,244 thousand and NT$23,088 thousand (US$763 thousand) for the years ended December 31, 2009, 2010 and 2011, respectively.

Goodwill: Goodwill is not amortized, but instead is reviewed and tested for impairment at least annually and whenever events or circumstances occur which indicate that goodwill might be impaired. Impairment of goodwill is tested at the Company's reporting unit level by comparing the carrying amount, including goodwill, to the fair value. In performing the analysis, the Company uses the best information available, including reasonable and supportable assumptions and projections. If the carrying amount of the reporting unit exceeds its implied fair value, goodwill is considered impaired and a second step is performed to measure the amount of impairment loss, if any. The Company performed its annual impairment test on November 30. The goodwill that resulted from the Company's acquisition of FCI and Centronix in 2007 was NT$2,186,760 thousand. As a result of the goodwill impairment test conducted on November 30, 2009, the Company determined that the carrying amounts for the mobile communication unit exceeded its fair value and recorded a goodwill impairment charge of NT$1,019,360 thousand in the fourth quarter of 2009. The impairment charge was mainly attributable to the reporting unit's weaker than expected financial performance due to the economic recession in Korea, technology transitions and the push out of growth opportunities. Our fiscal 2010 and 2011 impairment test concluded there were no impairment. In October 2011, the Company purchased BTL's assets and assumed NT$4,871 thousand (US$161 thousand) of goodwill. Total goodwill was NT$1,168,807 thousand and NT$1,173,546 thousand (US$38,769 thousand) as of December 31, 2010 and 2011, respectively.

Accrued Expenses And Other Current Liabilities	12 Months Ended
Dec. 31, 2011
Accrued Expenses And Other Current Liabilities [Abstract]
Accrued Expenses And Other Current Liabilities

12. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

	December 31
	2010	2011
	NT$	NT$	US$
			(Note 3)
Wages and bonus	126,990	286,607	9,468
Research and development payable	76,107	79,708	2,633
License fees and royalties	64,471	41,856	1,383
Professional fees	39,158	38,241	1,263
Accrued customer incentives	65,351	4,126	136
Others	37,573	94,833	3,133

	409,650	545,371	18,016

Pension Plan	12 Months Ended
Dec. 31, 2011
Pension Plan [Abstract]
Pension Plan

13. PENSION PLAN

The Labor Pension Act (the "Act") of Taiwan became effective on July 1, 2005 and the pension mechanism under the Act is deemed a defined contribution plan. The employees who were subject to the Labor Standards Law prior to July 1, 2005 were allowed to choose to be subject to the pension mechanism under the Act or continue to be subject to the pension mechanism under the Labor Standards Law. For those employees who were subject to the Labor Standards Law prior to July 1, 2005 and still work for the same company after July 1, 2005 and have chosen to be subject to the pension mechanism under the Act, their seniority as of July 1, 2005 were maintained. The Act prescribes that the rate of contribution by an employer to employees' pension accounts per month will not be less than 6% of each employee's monthly salary. The Company made monthly contributions and recognized pension costs of NT$15,091 thousand, NT$16,205 thousand and NT$17,918 thousand (US$592 thousand) for the years ended December 31, 2009, 2010 and 2011, respectively.

The Company provides a defined benefit plan to the employees of SMI Taiwan under the Labor Standards Law that offers benefits based on an employee's length of service and average monthly salary for the six-month period prior to retirement. The Company contributes an amount equal to 2% of salaries paid each month to a pension fund (the "Fund"), which is administered by the Labor Pension Fund Supervisory Committee established by the government (the "Committee") and deposited in the Committee's name in the Bank of Taiwan. The government is responsible for the administration of all the defined benefit plans for the companies in Taiwan under the Labor Standards Law. The government also sets investment policies and strategies, determines investment allocation and selects investment managers. As of December 31, 2010 and 2011, the asset allocation was primarily in cash, equity securities and debt securities. Furthermore, under the Labor Standards Law, the rate of return on assets shall not be less than the average interest rate on a two-year time deposit published by the local banks. The government is responsible for any shortfall in the event that the rate of return is less than the required rate of return. However, information on how investment allocation decisions are made, inputs and valuation techniques used to measure the fair value of plan assets, the effect of fair value measurements using significant unobservable inputs on changes in plan assets for the period and significant concentrations of risk within plan assets is not fully made available to the Company by the government. Therefore, the Company is unable to provide the required fair value disclosures related to pension plan assets. Future contributions will be based on 2% of the employee salaries at that time. The Company estimates its contribution for the year ending December 31, 2012 to be NT$1,636 thousand (US$54 thousand) which was determined based on 2% of estimated salaries in 2012.

Starting in 2010, the Company provides a defined benefit pension plan to the employees of FCI in Korea with at least one year of service. FCI's overall investment strategy is to avoid a negative return on plan assets and accordingly, FCI invests in principal and interest guaranteed products. The pension plan assets as of December 31, 2011 consist primarily of insurance company guaranteed interest contracts and bank fixed deposits.

For employees under defined contribution pension plans, pension costs are recorded based on the actual contributions made to employees' individual pension accounts. For employees under defined benefit pension plans, pension costs are recorded based on actuarial calculations. Determining the cost associated with such benefits is dependent on various actuarial assumptions, including discount rate, expected return on plan assets, compensation increase, employee mortality and turnover rates. The Company reviewed its actuarial assumptions at the measurement date on December 31 every year. The effect of modifications to assumptions is recorded in accumulated other comprehensive loss and amortized to net periodic cost over future periods using the corridor method. The company believes that assumptions utilized in recording its obligations under its plans are reasonable based on its experience and market conditions. Independent actuaries perform the required calculations to determine expense in accordance with U.S. GAAP. Actual results may differ from the actuarial assumptions and are generally accumulated and amortized into earnings over future periods. The net periodic costs are recognized as employees render services necessary to earn the benefits.

The changes in benefits obligation and plan assets and the reconciliation of funded status are as follows:

	December 31
	2010	2011
	NT$	NT$	US$ (Note 3)
Change in benefit obligation
Projected benefit obligation at beginning of year	15,601	32,231	1,065
Service cost	11,088	11,771	389
Interest cost	455	1,190	39
Actuarial loss	3,672	1,537	51
Benefits paid	(1,605)	(2,596)	(86)
Transferred from accrued severance benefit	3,020	—	—

Projected benefit obligation at end of year	32,231	44,133	1,458

Change in plan assets
Fair value of plan assets at beginning of year	19,842	30,077	994
Actual return on plan assets	417	847	28
Employer contributions	10,223	12,795	423
Benefits paid	(405)	(2,056)	(68)

Fair value of plan assets at end of year	30,077	41,663	1,377

Reconciliation of funded status
Funded status	(2,154)	(2,470)	(81)

Amounts recognized as an other asset	12,279	23,268	769

Amounts recognized as other long-term liabilities	(14,433)	(25,738)	(850)

Net gain	(128)	(2,432)	(80)
Transition obligation	21	20	1

Total recognized in accumulated other comprehensive income	(107)	(2,412)	(79)

The components of net periodic benefit cost are as follows:

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Service cost	39	11,088	11,771	389
Interest cost	346	455	1,190	39
Projected return on plan assets	(472)	(414)	(882)	(29)
Amortization of unrecognized net transition obligation and unrecognized net actuarial gain	(25)	(10)	30	1

Net periodic benefit cost	(112)	11,119	12,109	400

Other changes in plan assets and benefit obligation recognized in other comprehensive income (loss):

	2010	2011
	NT$	NT$	US$ (Note 3)

Recognize the decrease (increase) in net gain	1,976	(2,333)	(77)
Amortization of net gain	11	29	1
Amortization of net transition obligation	(1)	(1)	—

Total recognized in accumulated other comprehensive income (loss)	1,986	(2,305)	(76)

The actuarial assumptions to determine the benefit obligations were as follows:

	2009	2010		2011
Weighted-average assumptions used to determine benefit obligations:

	Taiwan	Taiwan	Korea	Taiwan	Korea
Discount rate	2.00%	1.75%	6.20%	1.75%	5.40%
Rate of compensation increase	3.75%	4.00%	7.00%	4.25%	7.00%
Weighted-average assumptions used to determine net projected benefit cost:
Discount rate	2.00%	1.75%	6.20%	1.75%	5.40%
Expected long-term return on plan assets	2.00%	2.00%	5.50%	2.00%	4.30%
Rate of compensation increase	3.75%	4.00%	7.00%	4.25%	7.00%

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

14. INCOME TAXES

The components of income tax expense (benefit) are as follows:

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Current	(45,094)	(13,879)	102,046	3,371
Deferred	51,878	(4,990)	67,660	2,235

Income tax expense (benefit)	6,784	(18,869)	169,706	5,606

The income (loss) before income taxes for domestic and foreign entities is as follows:

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Domestic	(1,729,580)	(211,763)	(260,360)	(8,601)
Foreign entities
SMI Taiwan	(194,151)	170,227	1,252,234	41,369
FCI	(294,079)	(150,863)	369,314	12,201
SMI USA	(19,272)	48,870	26,915	889
Others	(65,332)	(30,707)	3,035	100

	(2,302,414)	(174,236)	1,391,138	45,958

Since the Company is based in the Cayman Islands, a tax-free country, domestic tax on pretax income is calculated at the Cayman Islands statutory rate of zero for each year.

The Company and its subsidiaries file separate income tax returns. A reconciliation of income tax expense on pretax income at statutory rate and income tax expense is shown below:

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Cayman statutory rate	—	—	—	—
Tax on pretax income at statutory rate	181	14,449	228,897	7,562
Tax-exempt income	—	(37,294)	(102,695)	(3,393)
Permanent differences	—	7,909	56,202	1,857
Temporary differences	(37,478)	79,583	(18,184)	(601)
Alternative minimum tax	235	27,457	82,800	2,735
Income tax (10%) on undistributed earnings	—	5,383	67,238	2,221
Net changes in income tax credit	(161,127)	(144,031)	8,420	278

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$
Net changes in valuation allowance of deferred income tax assets	256,100	62,846	(51,504)	(1,702)
Net operating loss carryforwards	(79,534)	12,431	10,091	334
Liabilities related to unrealized tax benefits	50,424	(49,164)	(21,752)	(719)
Adjustment of prior years' taxes and others	(22,017)	1,562	(89,807)	(2,966)

Income tax expense (benefit)	6,784	(18,869)	169,706	5,606

Deferred income tax assets are as follows:

	December 31
	2010	2011
	NT$	NT$	US$ (Note 3)
Current:
Notes and accounts receivable	43,936	42,570	1,406
Stock-based compensation	11,308	20,892	690
Allowance for sales return	5,553	7,599	251
Inventory reserve	49	21,279	703
Foreign currency translation	24,245	2,881	95
Investment tax credits	48,218	75,318	2,488
Others	(18,229)	9,529	315
Valuation allowance	(66,189)	(147,438)	(4,870)

	48,891	32,630	1,078

Non-current:
Inventory reserve	42,085	22,114	731
Property and equipment	22,298	26,488	875
Investment tax credits	321,182	295,062	9,748
Net operating loss carryforwards	237,940	193,822	6,403
Others	42,334	(14,246)	(471)
Valuation allowance	(503,101)	(411,900)	(13,608)

	162,738	111,340	3,678

The valuation allowance shown in the table above relates to net operating loss carryforwards, tax credits and temporary differences for which the Company believes that realization is uncertain. The valuation allowance increased by NT$18,633 thousand and decreased by NT$9,952 thousand (US$329 thousand) for the years ended December 31, 2010 and 2011, respectively. The decrease in valuation allowance is primarily due to the Company being able to generate more taxable income in the future to utilize operating loss carryforwards and research and development credits before they expire. As of December 31, 2011, SMI Taiwan had unused research and development tax credits of NT$183,843 thousand (US$6,073 thousand) which will expire in 2012 to 2013. In addition, profits generated from certain products are exempted from income tax for five years beginning January 1, 2006 and January 1, 2010.

As of December 31, 2011, FCI had unused research and development tax credits of approximately NT$77,384 thousand (US$2,556 thousand) which will expire in 2013 to 2016.

As of December 31, 2011, the Company's United States federal net operating loss carryforwards for federal income tax purposes were approximately NT$165,257 thousand (US$5,459 thousand). If not utilized, the federal net operating loss carryforwards will expire in 2021.

As of December 31, 2011, the Company's United States federal and state research and development tax credit carryforwards for federal and state income tax purposes were approximately NT$66,227 thousand (US$2,189 thousand) and NT$42,926 thousand (US$1,418 thousand), respectively. If not utilized, the federal tax credit carryforwards will expire starting in 2021 while the state tax credit carryforward has no expiration date.

Current United States federal and California state laws include substantial restrictions on the utilization of net operating losses and credits in the event of an "ownership change" of a corporation. Accordingly, the Company's ability to utilize net operating loss and tax credit carryforwards may be limited as a result of such "ownership change". Such a limitation could result in the expiration of carryforwards before they are utilized.

Unrecognized Tax Benefit

A reconciliation of the beginning and ending balances of the total amounts of unrecognized tax benefits is as follows:

	Year Ended December 31
	2010	2011
	NT$	NT$	US$ (Note 3)

Balance, beginning of year	321,164	184,067	6,081

Increases in tax positions taken in current year	7,729	22,830	754

Decrease in tax position taken in prior year primarily related to the resolution of tax audit	(144,826)	(121,222)	(4,005)

Balance, end of year	184,067	85,675	2,830

At December 31, 2011, the Company had NT$85,675 thousand (US$2,830 thousand) of unrecognized tax benefits that if recognized would affect the effective tax rate. For the years ended December 31, 2009, 2010 and 2011, the total amount of interest expense and penalties related to uncertain tax positions recorded in the provision for income tax expense was approximately NT$2,681 thousand, NT$2,579 thousand and NT$14,365 thousand (US$475 thousand), respectively. The total amount of accrued interest and penalties recognized as of December 31, 2010 and 2011 was NT$9,079 thousand and NT$23,598 thousand (US$ 780 thousand), respectively. The Company does not anticipate any material change in the total amount of unrecognized tax benefits to occur within the next twelve months.

The Company files income tax returns in United States and foreign jurisdictions. The following table summarizes the Company's major jurisdictions and tax year that remain subject to examination by tax authorities as of December 31, 2011:

Tax Jurisdiction	Tax Years

SMI Taiwan	2006 and onward

FCI	2006 and onward

SMI USA	2007 onward

Shareholders' Equity	12 Months Ended
Dec. 31, 2011
Shareholders' Equity [Abstract]
Shareholders' Equity

15. SHAREHOLDERS' EQUITY

Appropriations from Earnings

Pursuant to the laws and regulations of the ROC and the respective Articles of Incorporation, SMI Taiwan, the Company's largest subsidiary, must make appropriations from annual earnings to non-distributable reserve which could affect the Company's ability to pay cash or stock dividends, if any. SMI Taiwan subsidiary may only distribute dividends after it has made allowances as determined under ROC GAAP at each year-end for:

a.	Payment of taxes;

b.	Recovery of prior years' deficits, if any;

c.	10% of remaining balance after deduction for a and b as legal reserve;

d.	Special reserve based on relevant laws or regulations or 10% of remaining balance for deduction from above a to c as special reserve when necessary;

e.	Cash or stock bonus to employees at 0.01% of any remaining earnings after the above reserves have been appropriated, based on a resolution of the board of directors. If bonus to employees is in the form of stock, the bonus may also be appropriated to employees of subsidiaries under the board of directors' approval;

Transfer of Additional Paid-in Capital

As of December 31, 2009, the accumulated deficit amounted to NT$456,381 thousand. Pursuant to Section 34 of the Cayman Companies Law and the Articles of Incorporation of the Company, amounts standing to the credit of the Company's share premium account may be applied as determined by the Company and the board of the directors to pay off prior year losses. On October 20, 2010, the board of directors resolved that an amount of NT$456,381 thousand standing to the credit of the Company's share premium account be applied to eliminate the accumulated deficit from prior years. Accordingly, transfer of additional paid-in capital in the amount of NT$456,381 thousand to eliminate accumulated deficit from prior years was reflected in the consolidated statement of changes in shareholders' equity and comprehensive income for the year ended December 31, 2010.

Share Repurchase Program

On March 12 and August 13, 2008, our Board of Directors approved share buyback plans to repurchase up to US$80 million of the Company's ADSs during the period from March 12, 2008 to August 14, 2010. The program does not obligate the Company to acquire any particular amount of ADS and the program may be modified or suspended at any time at the Company's discretion. All the treasury stock under this share repurchase program was retired in August 2009.

In the year ended December 31, 2008, the Company repurchased 6.2 million of ADSs for a total cost of US$54.3 million. The weighted average purchase price per ADS repurchased was US$8.76. The Company did not repurchase any ADSs in the years ended December 31, 2009 and 2010.

Equity Incentive Plan	12 Months Ended
Dec. 31, 2011
Equity Incentive Plan [Abstract]
Equity Incentive Plan

16. EQUITY INCENTIVE PLAN

2004 Stock Option Plan and 2005 Equity Incentive Plan

In 2004, SMI Taiwan adopted a 2004 Employee Stock Option Plan ("the 2004 Plan"). The 2004 Plan reserved 8,000 options with each option exercisable into for 1,000 shares of common stock. The options may be granted to qualified employees of the Company or any of its domestic or foreign subsidiaries and expire no later than six years from the date of grant. The options were granted at an exercise price not lower than the market value of SMI Taiwan's common stock at the date of the grant and vest over four years at certain percentages after two years from the date of grant. As part of the share exchange between the Company and the shareholders of SMI Taiwan effective on April 25, 2005, the Company agreed to assume the share options previously issued by SMI Taiwan. Subsequently on June 3, 2005, the Company amended the 2004 Plan such that options under the 2004 Plan are granted at an exercise price not lower than the market value of the Company's ordinary shares at the date of the grant and vest over four years at certain percentages after one year from the date of grant.

On April 22, 2005, the Company adopted its 2005 Equity Incentive Plan ("the 2005 Plan"). The 2005 Plan provides for the grant of stock options, stock bonuses, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to employees (including officers), directors and consultants. The 2005 Plan reserved 10,000 thousand shares of ordinary shares, inclusive of the number of assumed share options under the 2004 Plan, for issuance upon the exercise of stock options.

In 2006, the Company amended the 2005 Plan to reserve an additional 15,000 thousand ordinary shares for issuance upon exercise of stock options and restricted stock units. In 2009, the Company amended the Plan to reserve an additional 15,000 thousand ordinary shares for issuance upon exercise of stock options and restricted stock units.

Restricted stock units are converted into shares of the Company's ordinary shares upon vesting on one-for-one basis. The vesting of restricted stock unit is subject to the employee's continuing service to the Company. The cost of these awards is determined using the fair value of the Company's ordinary share on the date of the grant, and compensation is recognized on a straight-line basis over the requisite service period. The Company's restricted stock units are considered nonvested share awards as defined under ASC 718.

At December 31, 2009, the Company's Compensation Committee approved the acceleration of 858 thousand restricted stock units. There is no remaining requisite service periods on these restricted stock units and as a result of modifications, the expense that would have been recognized over the remaining vesting period was accelerated. The amount of the accelerated restricted stock units expense was NT$ 23,132 thousand which was recorded in the Company's fourth quarter 2009 financial results. No incremental compensation cost resulted from this modification.

At December 31, 2009, 1,222 thousand restricted stock units were canceled by the Company. No compensation was given to the holders of the restricted stock units for the cancelation. As a result of the modification, the expense that would have been recognized over the remaining vesting period was accelerated. The amount of the canceled restricted stock units expense was NT$198,682 thousand which was recorded in the Company's fourth quarter 2009 financial results. There were approximately 203 employees affected by these modifications.

In April 2010, the Company's Board of Directors and Compensation Committee approved an employee stock option exchange program that required certain employees to exchange eligible stock options for a lesser number of new stock options that have approximately the same fair values as the options surrendered. Eligible options included stock options granted between August 17, 2005 and July 31, 2008 that had an exercised price above $1.85. In 2010, 4,369 thousand eligible stock options were exchanged for 3,785 thousand new stock options granted. The new stock options have an exercise price of $1.47, which was equal to the market price of the Company's ordinary share on April 26, 2010, the date eligible stock options were surrendered and new stock options granted. The new stock options were issued under the 2005 Plan and are subject to its terms and conditions. The new stock options will continue to vest according to the original vesting schedule. Using the Black-Scholes option pricing model, we determined that the fair value of the surrendered stock options on a grant-by-grant basis was approximately equal, as of the date of the exchange, to the fair value of the new stock options granted, resulting in insignificant incremental share-based compensation.

Stock Option and Restricted Stock Units Activity

The following is a summary of, the 2004 Plan, and the 2005 Plan, which includes stock options and restricted stock units:

Unit (in Thousands)

Available for grant at January 1, 2009	9,695
Authorized	15,000
Restricted stock units granted	(13,014)
Option and restricted stock units forfeited/canceled	2,211

Available for grant at December 31, 2009	13,892
Restricted stock units granted	(3,817)
Option and restricted stock units forfeited	2,244

Available for grant at December 31, 2010	12,319
Restricted stock units granted	(6,387)
Option and restricted stock units forfeited	574

Available for grant at December 31, 2011	6,506

Stock Options

A summary of the stock option activity and related information is as follows:

	Number of Options Shares (in Thousands)	Weighted Average Exercise Price (US$)	Weighted Average Remaining Contractual Life (Years)
Outstanding at January 1, 2011	3,511	1.46
Options forfeited	(82)	1.46
Options exercised	(1,580)	1.45

Outstanding at December 31, 2011	1,849	1.47	4.14

Options Vested and expected to vest after December 31, 2011	1,849	1.47	4.14

Options Exercisable at December 31, 2011	1,849	1.47	4.14

No stock options were granted in 2009, 2010 and 2011. The intrinsic value of options exercised, determined as of the date of option exercise, was nil, nil and NT$175,476 thousand (US$5,797 thousand) in 2009, 2010 and 2011, respectively.

As of December 31, 2011, total unrecognized compensation cost related to non-vested share-based compensation awards granted under the Company's stock option plans, net of estimated forfeitures, was nil.

The aggregate intrinsic value represents the total intrinsic value (the difference between the Company's closing stock price on the last trading day of fiscal year 2011 and the exercise price, multiplied by the number of in-the-money options) that would have been received by the option holders had all option holders exercised their options on December 31, 2011. Intrinsic value will change in future periods based on the fair market value of the Company's stock and the number of shares outstanding.

The total cash received from employees as a result of employee stock option exercises were nil, nil and NT$67,456 thousand (US$2,228 thousand) for the years ended December 31, 2009, 2010 and 2011, respectively.

The related tax effect for stock-based compensation benefit (expense) were NT$(8,306) thousand, NT$(7,170) thousand, and NT$5,028 thousand (US$166 thousand) for 2009, 2010 and 2011, respectively. The related tax effect for stock-based compensation expense for option and restricted stock units exercised during 2009, 2010 and 2011 was NT$51,956 thousand, NT$7,442 thousand and NT$14,934 thousand (US$493 thousand), respectively. The related tax effect was determined using the applicable tax rates in jurisdictions to which this expense relates.

Determining Fair Value

The Company estimated the fair value of each option grant on the date of grant using the Black-Scholes option pricing model. The Black-Scholes option valuation model was developed for estimating the fair value of traded options that have no vesting restrictions and are fully transferable. In addition, the option valuation model requires the input of highly subjective assumptions, including the expected stock price volatility. The Company used the following weighted-average assumptions for each year in calculating the fair value of the options granted:

	Year Ended December 31
	2009	2010	2011

Expected dividend yield	—	—	—

Expected volatility	—	128.09%-138.10%	—

Risk free interest rate	—	2.60%	—

Expected life	—	0.0-1.26 years	—

Risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatilities are determined based on historical volatilities of the stock prices of the Company. Expected life represents the periods that the Company's share-based awards are expected to be outstanding and was determined based on historical experience regarding similar awards, giving consideration to the contractual term of the share based awards. The dividend yield is zero as the Company has never declared or paid dividends on the ordinary shares or other securities and does not anticipate paying dividends in the foreseeable future.

Restricted Stock Units

A summary of the status of restricted stock units and changes during the year ended December 31, 2011 is as follows:

	Number of Nonvested Stock Units (in Thousands)	Weighted Average Grant Date Fair Value (US$)	Weight Average Remaining Recognition Period (Years)

Nonvested at January 1, 2011	11,122	1.00

Restricted stock units granted	6,387	2.78

Restricted stock units vested	(5,853)	0.97

Restricted stock units forfeited	(492)	2.18

Nonvested at December 31, 2011	11,164	1.99	1.67

As of December 31, 2011, there was NT$427,703 thousand (US$14,130 thousand) of total unrecognized compensation cost related to restricted stock units granted under the 2005 Plan.

Stock-based Compensation Expense

The following table shows total stock-based compensation expense included in the Consolidated Statements of Operations for the years ended December 31, 2009, 2010 and 2011

	Year Ended December 31
	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Cost of sales	24,445	5,911	7,489	247
Research and development	224,220	102,209	148,405	4,903
Sales and marketing	77,500	45,520	60,626	2,003
General and administrative	120,298	37,488	44,511	1,470

	446,463	191,128	261,031	8,623

Commitments And Contingencies	12 Months Ended
Dec. 31, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

17. COMMITMENTS AND CONTINGENCIES

In 2000, FCI entered into a government grant agreement with Korea's Ministry of Knowledge Economy ("MKE") to develop new technologies. The agreement requires FCI, in accordance with the Industrial Technology Development Operation Guideline ("Guideline") issued by MKE, to repay 20-30% of funds received and accordingly the Company has recorded the repayment obligations as current and long-term payables. The remaining 70-80% of funds received in the amount of NT$127,404 thousand were recognized in periods when costs funded by the grant are incurred. If the project is unsuccessful, the agreement requires FCI to repay 100% of the funds received. As of December 31, 2011, FCI had thus far not been required to repay grant funds under the agreement with MKE and FCI has determined that no contingent liabilities were required as of December 31, 2010 and 2011 based on historical experience and assessed probability of project success. In addition, if projects are not successful and FCI is deemed to have conducted the project with due care, we believe it is reasonable that FCI will be released from its repayment obligations.

FCI provided their employees with collateral for personal loans by depositing at a designated bank NT$25,693 thousand and NT$26,132 thousand (US$863 thousand) at December 31, 2010 and 2011. Such amounts were accounted for as restricted cash.

Operating Leases

The Company entered into various operating lease agreements for office space that expire on various dates through March 2017. The Company recognized rent expense for the years ended December 31, 2009, 2010 and 2011 of NT$43,838 thousand, NT$31,090 thousand and NT$44,355 thousand (US$1,465 thousand), respectively. The minimum operating lease payments expected under these leases as of December 31, 2011 were NT$26,544 thousand, NT$20,582 thousand, NT$9,773 thousand, NT$3,896 thousand, and NT$4,005 thousand for the years ending December 31, 2012, 2013, 2014, 2015 and 2016, respectively.

Litigation

The Company is subject to legal proceedings and claims, either asserted or unasserted, which arise in the ordinary course of business. Although the outcome of such proceedings and claims cannot be predicted with certainty, management does not believe that the outcome of any of these matters will have a material adverse effect on our business, results of operations, financial position or cash flows. Any litigation, however, involves potential risk and potentially significant litigation costs, and therefore there can be no assurance that any litigation which is now pending or which may arise in the future would not have such a material adverse effect on our business, financial position, results of operations or cash flows.

On May 1, 2005, SMI Taiwan incurred a loss on inventory in the possession of a subcontractor, Advanced Semiconductor Engineering Inc. ("ASE") due to a fire. On December 12, 2005, SMI Taiwan filed an action against ASE with the Taiwan Taoyuan District Court. SMI Taiwan alleged that ASE destroyed the wafers which SMI Taiwan had sub-contracted to ASE with the OEM Agreement between SMI and ASE, and that ASE should pay SMI Taiwan a sum of NT$77,218 thousand for damages, an amount exceeding the book value of lost inventory. After consultation with the Company's outside legal counsel, the Company believed it was highly probable for the Company to receive reimbursement for the lost inventory at full book value, and the Company subsequently recorded NT$41,226 thousand of inventory loss, offset by NT$41,226 thousand of fire loss reimbursement recorded as other receivable, resulting in zero impact to the earnings for the year ended December 31, 2005. In connection with the inventory loss, the Company also recorded NT$8,122 thousand under operating expenses for amounts paid to certain customers for delays in shipments caused by the fire. In December 2006, the Company wrote-off other receivable related to the reimbursement of the fire loss as the collection of which was doubtful. In April 2010, ASE settled with SMI Taiwan by paying a settlement fee NT$35,000 thousand. On April 28, 2010, the Taiwan Taoyuan District Court granted a motion to dismiss the claim filed by SMI Taiwan against ASE.

On October 23, 2007, SanDisk Corp. ("SanDisk") filed a complaint with the United States International Trade Commission ("ITC") against multiple respondents, including Silicon Motion Technology Corp., SMI Taiwan and SMI USA (in aggregate "Silicon Motion"). SanDisk claimed that certain Silicon Motion flash memory controllers and products containing these Silicon Motion flash memory controllers infringed specific SanDisk patents. The complaint requested the ITC institute an investigation into the matter and sought a permanent exclusion order to exclude from entry into the United States all flash memory controllers and products containing controllers that infringe any of the asserted patents. The complaint also sought a permanent cease and desist order, directing respondents to cease and desist from marketing, advertising, demonstrating, sampling, warehousing inventory for distribution, offering for sale, selling, distributing, licensing, or using any flash memory controllers and products containing flash controllers that infringe any of the asserted patents. On December 6, 2007, the ITC instituted an investigation, identifying forty-seven companies, including Silicon Motion, as respondents. An ITC hearing was held as scheduled from October 27 through November 5, 2008. In post-hearing briefing, the Office of Unfair Import Investigation ("OUII") Staff Attorney agreed with our position that none of the Silicon Motion controllers infringed the SanDisk patents in suit. On April 10, 2009, the Administrative Judge of the ITC issued an initial determination that Silicon Motion flash controllers and products containing these Silicon Motion flash controllers did not infringe the patents of SanDisk. On October 23, 2009, the ITC determined that Silicon Motion was not in violation of Section 337 of the Tariff Act of 1930 and terminated its investigation.

On October 24, 2007, SanDisk filed two complaints, for alleged patent infringement against multiple defendants, including Silicon Motion in the United States District Court for the Western District of Wisconsin. The complaints alleged that Silicon Motion's flash memory controllers infringed certain SanDisk patents and sought unspecified damages, injunctive relief, a trebling of damages for alleged willful conduct and attorneys' fees. Both cases were stayed until SanDisk's ITC proceeding became final. SanDisk entered into a settlement with Silicon Motion and no settlement payments were required from Silicon Motion. On February 4, 2010, the Court ordered the dismissal of SanDisk's claims against Silicon Motion without prejudice pursuant to SanDisk's requests.

All American Semiconductor, Inc. ("All American" or "AASI") was a former distributor for the Company. On April 25, 2007, All American filed for Chapter 11 bankruptcy protection. At the time of the filing, the Company had US$256 thousand of unpaid accounts receivable from All American. On April 17, 2009, SMI USA and related entities were named as defendants in an adversary proceeding filed by the AASI Creditor Liquidating Trust ("CLT") in the bankruptcy case pending in the U.S. Bankruptcy Court for the Southern District of Florida. The CLT was seeking the return of allegedly avoidable transfers in the amount of NT$27,977 thousand (US$854 thousand). The Company filed an answer and affirmative defenses. In March 2010, SMI USA settled with the CLT by paying the amount of US$220 thousand and on April 1, 2010, the Bankruptcy Court granted the motion to approve stipulations to compromise controversy. On August 23, 2010, the Court entered an order dismissing the adversary proceeding. In June 2011, Liquidating Trustee for the CLT filed the AASI Creditor Liquidating Trustee's Seventeenth Omnibus Objection to Claims but in August 2011, withdrew it with respect to SMI USA's proof of claim. According to the CLT's letter dated September 9, 2011, it is currently finalizing its claims review process and preparing for distribution to beneficiaries who are holders of allowed claims.

In 2006, FCI joined with other technology companies and invested in the Pangyo Silicon Park Construction Project Cooperative ("Pangyo Cooperative") in Korea. In July 2010, FCI, TLi Inc. ("TLI"), OCI Materials Co., Ltd ("OCI") and other companies withdrew from the Pangyo Cooperative and forfeited 10% of their total investment. FCI believes its loss was caused by bad will actions taken by TLI. In December 2011, FCI and OCI together filed a complaint against TLI at the Suwon District Court in Korea and expect court pleadings to begin in May 2012.

In connection with the settlements above, there is a reversal of related accounts payables of nil, NT$10,000 thousand and nil in 2009, 2010 and 2011.

Segment Information	12 Months Ended
Dec. 31, 2011
Segment Information [Abstract]
Segment Information

18. SEGMENT INFORMATION

The Company designs, develops and markets high performance, low-power semiconductor products for the multimedia consumer electronics market. The Company currently operates as one reportable segment. The chief operating decision maker is the Chief Executive Officer.

Net sales by categories:

	Year Ended December 31
Product	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)

Mobile Storage	1,802,982	2,911,576	4,513,670	149,114
Mobile Communications	727,798	780,012	1,665,284	55,014
Multimedia SoCs	350,822	444,366	398,524	13,166
Other products	11,628	41,296	25,946	857

	2,893,230	4,177,250	6,603,424	218,151

Net sales by geographic area are presented based upon the customer's bill-to location:

	Year Ended December 31
Country	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)
Taiwan	1,044,315	1,585,134	1,806,379	59,676
United States	211,894	433,800	754,101	24,912
Japan	40,917	73,648	81,789	2,702
Korea	927,870	946,053	2,319,058	76,612
China	474,470	949,274	1,445,743	47,762
Others	193,764	189,341	196,354	6,487

	2,893,230	4,177,250	6,603,424	218,151

Long-lived assets (property and equipment, net) by geographic area were as follows:

	December 31
Country	2009	2010	2011
	NT$	NT$	NT$	US$ (Note 3)

Taiwan	592,933	553,875	524,358	17,323
United States	5,934	2,951	2,758	91
Korea	30,690	59,785	90,246	2,981
China	143,661	126,417	131,389	4,341

	773,218	743,028	748,751	24,736

Fair Value Measurement	12 Months Ended
Dec. 31, 2011
Fair Value Measurement [Abstract]
Fair Value Measurement

19. Fair Value Measurement

The following section describes the valuation methodologies the Company uses to measure assets and liabilities at fair value.

The Company uses quoted prices in active markets for identical assets to determine fair value where applicable. This pricing methodology applies to Level 1 investments such as bond funds. For the years ended December 31, 2010 and 2011, none of the Company's assets measured on a recurring basis was determined by using observable inputs other than level 1.

The following table presents our assets measured at fair value on a recurring basis as of December 31, 2010 and 2011:

December 31, 2010

	Level 1	Level 2	Level 3	Total
	NT$	NT$	NT$	NT$
Assets
Short-term investments — trading
Bond funds	41,200	—	—	41,200

December 31, 2011

	Level 1	Level 2	Level 3	Total
	NT$	NT$	NT$	NT$
Assets
Short-term investments — trading
Bond funds	90,237	—	—	90,237

The table below sets out the balances for those assets required to be measured at fair value on a nonrecurring basis and the associated losses recognized during the year ended December 31, 2010 (nil in 2011) and please refer to Note 2, "Summary of Significant Accounting Policy" and Note 11, "Goodwill and Acquired Intangible Assets" for the significant assumption were used.

December 31, 2010

	December 31, 2010	Level 1	Level 2	Level 3	Total Losses
	NT$	NT$	NT$	NT$	NT$
Long-term investments cost method	5,399	—	—	5,399	(7,272)

The Company reviews the carrying values of financial assets carried at cost when impairment indicators are present. The fair values of assets without quoted market price are determined based on management judgment with the best available information. The impairment charge was determined based on the difference between the Company's carrying value and the proportionate ownership of the investee's net assets at year end.